United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 11, 2021

Date of Report (Date of earliest event reported)

Iron Spark I Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40467	86-1693305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 N Cache St. 2nd Floor, Box 3789 Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 200-9007

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ISAA	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed on a Current Report on Form 8-K dated June 8, 2021, on June 11, 2021, Iron Spark I Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”). The Class A Common Stock was sold at a price of $10.00 per share, and the IPO generated gross proceeds of $ 150,000,000.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) with the Sponsor of 1,090,000 shares of Class A Common Stock (the “Private Placement Shares”) at a price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $10,900,000.

On June 16, 2021, the Company consummated the closing (the “Over-Allotment Closing”) of its sale of an additional 1,680,000 shares of Class A Common Stock, pursuant to the partial exercise by the underwriters of their over-allotment option (the “Over-Allotment Option Shares”). The Over-Allotment Option Shares were sold at an offering price of $10.00 per share, generating gross proceeds of $16,800,000. Simultaneously with the partial exercise of the Over-Allotment Option, the Company sold an additional 100,800 private placement shares of Class A Common Stock to its sponsor, Iron Spark I LLC (the “Over-Allotment Private Placement”), generating gross proceeds to the Company of $1,008,000 (the “Over-Allotment Private Placement Shares”).

As of June 16, 2021, a total of $173,472,000 of the net proceeds from the IPO, the Private Placement Shares, the Over-Allotment Option Shares, and the Over-Allotment Private Placement Shares was deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, LLC, acting as trustee.

An audited balance sheet as of June 11, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibits 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet dated June 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2021

IRON SPARK I INC.

By:	/s/ Joshua L. Spear
Name:	Joshua L. Spear
Title:	Chief Executive Officer